EQ ADVISORS TRUSTSM

SUPPLEMENT DATED DECEMBER 29, 2015 TO THE PROSPECTUS DATED MAY 1, 2015,

AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2015, as supplemented, of EQ Advisors Trust (“Trust”) regarding the EQ/Global Bond PLUS Portfolio. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the benchmark for the EQ/Global Bond PLUS Portfolio (“Portfolio”).

Information Regarding

EQ/Global Bond PLUS Portfolio

The Portfolio’s benchmark index against which the Portfolio measures its performance, the BofA Merrill Lynch Global Broad Market Index, is replaced with the Barclays Global Aggregate Index. The Manager believes that the Barclays Global Aggregate Index is more relevant to the Portfolio’s investment strategies. For the one-year, five-year and since inception periods ended December 31, 2014, the average annual total returns for the Barclays Global Aggregate Index were 0.57%, 2.65% and 4.36%, respectively.

*****

The section of the Prospectus entitled “More Information on Strategies, Risks, Benchmarks and the ETFs - Benchmarks” is revised to include the following:

Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed income markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.